UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 6, 2018
GUARANTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-38087	75-1656431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 South Jefferson Avenue
Mount Pleasant, Texas 75455
(Address of principal executive offices) (Zip code)

(888) 572 - 9881
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On March 6, 2018, Tyson T. Abston, Chairman and Chief Executive Officer, and Cappy Payne, Chief Financial Officer, of Guaranty Bancshares, Inc. (the "Company"), are presenting at the Sandler O'Neill + Partners, L.P. 2018 West Coast Financial Services Conference. A copy of the materials for such presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with the General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, which is furnished herewith pursuant to and in connection with Item 7.01, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
Item 8.01. Other Events

The portions of the presentation materials that relate solely to the proposed merger of Westbound Bank, a Texas banking association ("Westbound"), with and into Guaranty Bank & Trust, N.A., a national banking association and wholly owned subsidiary of the Company ("GBT"), with GBT surviving the merger, are being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.
The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Presentation materials for the Sandler O'Neill + Partners, L.P. 2018 West Coast Financial Services Conference

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving the Company and Westbound, including future financial and operating results; the Company’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that the Company may be unable to obtain governmental and regulatory approvals required to consummate the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which the Company discusses or refers to in the “Risk Factors” section of its registration statement on Form S-1 with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and the Company undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

 Additional Information About the Proposed Merger and Where to Find It
This communication is being made in respect of the proposed merger of Westbound with and into GBT. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Investors and security holders are urged to careully review and consider the Company's public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

The Company will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 that will include a joint proxy statement/prospectus. Interested persons will be able to obtain a free copy of the proxy statement/prospectus, as well as other reports and filings containing information about the Company, at the Securities and Exchange Commission’s internet site (http://www.sec.gov) or from the Company at its website (www.gnty.com). When available, copies of the proxy statement/prospectus and other filings with the Securities and Exchange Commission can also be obtained, without charge, by requesting them from the Company by telephone at (888) 572-9881. You may also obtain documents filed with the Securities and Exchange Commission by the Company free of charge by requesting them in writing from Guaranty Bancshares, Inc., 201 South Jefferson Avenue, Mt. Pleasant, Texas 75455.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2018

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
99.1	Presentation materials for the Sandler O'Neill + Partners, L.P. 2018 West Coast Financial Services Conference